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                                 EXHIBIT 99.05

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-3

                          [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000


                                               [LOGO OF FIRST USA APPEARS HERE]



                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT


                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-3
                _______________________________________________

                Monthly Period:                              04/01/96 to
                                                             04/30/96
                Distribution Date:                           05/15/96
                Transfer Date:                               05/14/96


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and the Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.      Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------

        1.      The total amount of the distribution to
                Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                        Class A                   $4.76666667
                                        Class B                    4.91666667
                                        Collateral Inv. Amt.       5.12500000
                                                             ----------------
                                        Total (weighted avg.)     $4.81075000

        2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                         Class A                   $4.76666667
                                         Class B                    4.91666667
                                         Collateral Inv. Amt.       5.12500000
                                                             -----------------
                                         Total (weighted avg.)     $4.81075000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-3
Page 2


        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                    Class A                  $0.00000000
                                    Class B                   0.00000000
                                    Collateral Inv. Amt.      0.00000000
                                                      ------------------
                                    Total                    $0.00000000
                                                      ==================
B.
        Information Regarding the Performance of the Trust.
        ---------------------------------------------------

        1.  Allocation of Principal Receivables.
            ------------------------------------

            The aggregate amount of Allocations of Principal
            Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                    Class A               $54,725,435.78
                                    Class B                 3,565,040.04
                                    Collateral Inv. Amt.    6,477,712.90
                                                      ------------------
                                    Total                 $64,768,188.72
                                                      ==================

        2.  Allocation of Finance Charge Receivables.
            -----------------------------------------

            The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the Certificates

                                    Class A                $7,339,896.50
                                    Class B                   477,744.74
                                    Collateral Inv. Amt.      868,626.80
                                                      ------------------
                                    Total                  $8,686,268.04
                                                      ==================

        3.  Principal Receivables / Investor Percentages
            --------------------------------------------

            (a) The aggregate amount of Principal
                Receivables in the Trust as of the
                last day of the Monthly Period        $15,407,153,743.19


            (b) Invested Amount as of the last day
                    of the Monthly Period

                                    Class A              $532,350,000.00
                                    Class B                34,650,000.00
                                    Collateral Inv. Amt.   63,000,000.00
                                                      ------------------
                                    Total                $630,000,000.00
                                                      ==================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1994-3
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             (c)     The Floating Allocation Percentage: The Invested
                     Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                     Class A                        3.455%
                                     Class B                        0.225%
                                     Collateral Inv. Amt.           0.409%
                                                          -----------------
                                     Total                          4.089%

             (d)     During the Amortization Period: The Invested
                     Amount as of _______ (the last day of the Revolving
                     Period)
                                     Class A                          N.A.
                                     Class B                          N.A.
                                     Collateral Inv. Amt.             N.A.
                                                          ----------------
                                     Total                            N.A.

             (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                     Class A                          N.A.
                                     Class B                          N.A.
                                     Collateral Inv. Amt.             N.A.
                                                          ----------------
                                     Total                            N.A.


     4.      Delinquent Balances.
             --------------------

             The aggregate amount of outstanding balances      Aggregate
             in the Accounts which were delinquent as of        Account
             the end of the day on the last day of the          Balance
             Monthly Period                               ----------------

             (a)     35-64 days                            $233,085,687.89
             (b)     65-94 days                             150,215,281.63
             (c)     95-124 days                            110,895,315.12
             (d)     125-154 days                            88,035,352.92
             (e)     155-184 days                            76,105,895.19
             (f)     185 or more days                        66,855,338.43
                                                          ----------------
                                                Total      $725,192,871.18
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-3
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     5.  Monthly Investor Default Amount.
         -------------------------------

         (a)  The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                                        Class A                    $2,155,998.78
                                        Class B                       140,331.28
                                        Collateral Inv. Amt.          255,147.79
                                                                   -------------
                                        Total                      $2,551,477.85
                                                                   =============

         (b)  The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per $1,000 interest

                                        Class A                            $4.05
                                        Class B                             4.05
                                        Collateral Inv. Amt.                4.05
                                                                   -------------
                                        Total                              $4.05
                                                                   =============

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)  The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Collateral
              Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                   -------------
                                        Total                              $0.00
                                                                   =============

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                   -------------
                                        Total                              $0.00
                                                                   =============

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1994-3
Page 5


        (c)  The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                     Class A                               $0.00
                                     Class B                                0.00
                                     Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                     Total                                 $0.00
                                                           =====================


        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                               $0.00
                                     Class B                                0.00
                                     Collateral Inv. Amt                    0.00
                                                           ---------------------
                                     Total                                 $0.00
                                                           =====================


    7.  Investor Servicing Fee.

        (a)  The amount of the Investor Monthly Servicing Fee
             payable by the Trust to the Servicer for the
             Monthly Period
                                     Class A                         $665,437.50
                                     Class B                           43,312.50
                           Remaining Servicing Fee                     78,750.00
                                                           ---------------------
                                     Total                           $787,500.00
                                                           =====================


        (b)  The amount set forth in paragraph 7(a) above, per
             $1,000 interest
                                     Class A                         $1.25000000
                                     Class B                          1.25000000
                           Remaining Servicing Fee                    1.25000000
                                                           ---------------------
                                     Total                           $1.25000000
                                                           =====================


        8.   Reallocated Principal Collections

             The amount of Reallocated Collateral and Class B
             Principal Collections applied in respect of Interest
             Shortfalls, Investor Default Amounts or Investor
             Charge-Offs for the prior month.

                                     Class B                               $0.00
                                     Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                     Total                                 $0.00
                                                           =====================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                       Series 1994-3
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     9.  Collateral Invested Amount
         --------------------------

         (a)  The amount of the Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be made
              in respect of the preceding month                   $63,000,000.00


         (b)  The Required Collateral Invested Amount as of
              the close of business on the related Distribution
              Date after giving effect to withdrawals, deposits
              and payments to be made in respect of the
              preceding month                                     $63,000,000.00



    10.  The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                        Class A                       1.00000000
                                        Class B                       1.00000000
                                                                   -------------
                                        Total (weighted avg.)         1.00000000

    11.  The Portfolio Yield
         -------------------

         The Portfolio Yield for the Related Monthly Period               11.69%

    12.  The Base Rate
         -------------

         The Base Rate for the Related Monthly Period                      7.73%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President